Exhibit 10.1
AMENDMENT TO
SALE AND SERVICING AGREEMENT
     This Amendment to Sale and Servicing Agreement, dated as of March 16, 2009 (this “Amendment”), is by and among Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as seller (the “Seller”), VW Credit, Inc. (“VCI”), as servicer (in such capacity, the “Servicer”), and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).
     WHEREAS, Volkswagen Auto Loan Enhanced Trust 2008-1, as issuer (the “Issuer”), the Seller, the Servicer, and Citibank, N.A., as indenture trustee (the “Indenture Trustee”) are parties to that certain Sale and Servicing Agreement, dated as of May 9, 2008 (the “Sale and Servicing Agreement”);
     WHEREAS, VCI has elected to make a voluntary capital contribution of $50,000,000.00 to Volkswagen Public Auto Loan Securitization, LLC (the “Certificateholder”), and the Certificateholder, in turn, has elected to make a voluntary capital contribution to the Issuer in the form of a deposit of $50,000,000.00 into the Reserve Account, making the amount on deposit in the Reserve Account equal to the “Specified Reserve Account Balance” as such term is amended by this Amendment; and
     WHEREAS, the parties hereto desire to amend the Sale and Servicing Agreement in certain respects as set forth herein;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Sale and Servicing Agreement, as amended hereby.
     SECTION 2. Amendments. The Sale and Servicing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:
     (a) The definition of “Specified Reserve Account Balance” in Appendix A of the Sale and Servicing Agreement is hereby amended and restated in full to read as follows:
     “’Specified Reserve Account Balance’ means, for any Payment Date, the lesser of $55,214,656.86 and the aggregate outstanding principal balance of the Notes after giving effect to all payments of principal on such Payment Date.”
     (b) The definition of “Specified Reserve Reduction Trigger” in Appendix A of the Sale and Servicing Agreement is hereby deleted in its entirety.
     SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date hereof, subject to the satisfaction of the following conditions precedent:
First Amendment to
Sale and Servicing Agreement

     (a) Each of the Seller, the Servicer and the Indenture Trustee shall have received a copy of this Amendment, duly executed by each of the parties hereto; and
     (b) The Seller or the Servicer shall have delivered to the Indenture Trustee an Officer’s Certificate of the Seller or Servicer, respectively, to the effect that this Amendment will not materially and adversely affect the interests of the Noteholders.
     SECTION 4. Miscellaneous. The Sale and Servicing Agreement, as amended hereby, remains in full force and effect. Any reference to the Sale and Servicing Agreement from and after the date hereof shall be deemed to refer to the Sale and Servicing Agreement as amended hereby, unless otherwise expressly stated. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Executed counterparts of this Amendment may be delivered by facsimile, which shall be effective as delivery of a manually executed signature page. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of Laws principles thereof (other than Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties under this Amendment shall be determined in accordance with such laws.
[Signatures follow]
First Amendment to
Sale and Servicing Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC, as Seller
By:	/s/ Martin Luedtke
Name:	Martin Luedtke
Title:	Treasurer

By:	/s/ Lawrence Tolep
Name:	Lawrence S. Tolep
Title:	Assistant Treasurer

VW CREDIT, INC., as Servicer
By:	/s/ Martin Luedtke
Name:	Martin Luedtke
Title:	Treasurer

By:	/s/ Lawrence Tolep
Name:	Lawrence S. Tolep
Title:	Assistant Treasurer

CITIBANK, N.A., as Indenture Trustee
By:	/s/ Marion O’Connor
Name:	Marion O’Connor
Title:	Vice President

First Amendment to
Sale and Servicing Agreement

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